UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (date of earliest event reported):
March 10, 2017

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8351	31-0791746
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2600 Chemed Center, 255 East 5th Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(513) 762-6690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

On March 13, 2017 Chemed Corporation issued a press release announcing that on March 10, 2017 its Board of Directors increased the authorization of Chemed’s share repurchase program to provide for $100 million of future share repurchases.  These will be funded through a combination of cash generated from operations as well as utilization of its revolving credit facility.  A copy of the release is filed herewith as Exhibit 99

Item 9.01     Financial Statements and Exhibits

d)        Exhibit

(99) Registrant’s press release dated March 13, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated:	March 13, 2017	By:	/s/ Arthur V. Tucker, Jr.
Arthur V. Tucker, Jr.
Vice President and Controller